UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2024

Tilray Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

265 Talbot Street West,
Leamington, ON		N8H 5L4
(Address of Principal Executive Offices,		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, $0.0001 par	TLRY
value per share		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Steven M. Cohen to the Board of Directors of Tilray Brands, Inc.

On December 8, 2024, the board of directors of Tilray Brands, Inc. (the “Company”) appointed, effective immediately, Steven M. Cohen to serve on the Company’s board of directors as a Class III board member for the balance of the term expiring at Tilray’s 2027 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. The board of directors has determined that Mr. Cohen meets the requirements for independence under the applicable listing standards of The Nasdaq Stock Market LLC and the Securities Exchange Act of 1934, as amended, for his role on the Board and any committee, as applicable.

Mr. Cohen is the Interim Chief Executive Officer of AYR Wellness Inc., where he had served as an outside legal advisor prior to his appointment in September 2024. He is also an adjunct professor at New York Law School where he teaches courses in corporate law. Mr. Cohen previously served as Chief Administrative Officer and General Counsel of MacAndrews & Forbes Incorporated, and served as a Director of Whole Earth Brands until earlier this year. He also served as Secretary to New York Governor Andrew M. Cuomo, in addition to serving as Counselor and Chief of Staff in the Office of the New York Attorney General under Attorney General Cuomo. In private practice, Mr. Cohen has represented a wide array of corporations and individuals in complex commercial, criminal, and regulatory matters. He previously served as the Chief of the Violent Gangs Unit in the U.S. Attorney’s Office for the Southern District of New York. Mr. Cohen received his B.A. from New York University and his J.D. from the University of Pennsylvania Law School. He is a member of the New York University Board of Trustees and University of Pennsylvania Law School Board of Advisors. He previously served as the NY Trustee of the Gateway Development Corporation and as the Vice Chairman of the Port Authority of NY & NJ.

Mr. Cohen will be entitled to receive cash and equity compensation in accordance with Tilray’s non-employee director compensation policy currently in effect. Mr. Cohen expects to enter into the Company’s form of indemnification agreement, which is filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed with the SEC on July 29, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.
Date: December 13, 2024
By: /s/ Mitchell Gendel
Name: Mitchell Gendel
Title: Global General Counsel